Exhibit 3.9

359-N. J. CERTIFICATE OF INCORPORATION	ERO	COPYRIGHT 1966 BY ALL-STATE OFFICE SUPPLY CO. 49 EDISON PLACE, NEWARK N.J. 07102

CERTIFICATE OF INCORPORATION

OF

B & B SANITATION SERVICE, INC.

This is to Certify that we ANTHONY CAPONE, BENDETTO ALOI and SOSO COKINOS do hereby associate ourselves into a corporation, under and by virtue of Title 14 of the Revised Statutes of New Jersey, and do severally agree to take the number of shares of capital stock set opposite our respective names.

FIRST: The name of the corporation is B & B SANITATION SERVICE, INC.

SECOND: The location of the principal office in this State is at No. 178 River Street in the City of Paterson in the County of Passaic 07501.

THIRD: The name of the agent therein and in charge thereof, upon whom process against this corporation may be served is SOSO COKINOS.

FOURTH: The objects for which this corporation is formed are: The Corporation shall engage in the business of serving accounts for the collection of sanitation or business incidental thereto or connected therewith.

To acquire and undertake all or any part of the business of any person, firm or association in connection therewith.

To take, acquire, purchase, own, rent, lease, sell, and otherwise deal in any and all property real or personal, incidental to or capable of being used in connection with the aforesaid business or any of them.

FIFTH: In addition, to the objects hereinbefore enumerated, this corporation shall have the power:

(a) To carry on other business of any nature whatsoever, which may in the discretion of the Directors seem advantageous and capable of being carried on in conjunction with objects herein enumerated, or calculated directly or indirectly to enhance the value of the corporation’s property or rights.

(b) To acquire and carry on all or part of the business, contracts, good will, property and assets and to assume or undertake the whole or any part of the liabilities of any person, firm, association or corporation, and to pay therefor in cash, shares of stock, bonds, debentures, securities or other obligations of this corporation, or otherwise, as the Directors may determine.

(c) To acquire by purchase or otherwise, own, hold, use, maintain, improve, develop, manage, lease, mortgage or otherwise encumber, sell, transfer or exchange real and personal property.

(d) To borrow or raise money for purposes of this corporation, to secure repayment of the same and interest, to mortgage or otherwise encumber all or part of its property and to create, execute, issue, accept, assign, transfer, sell and negotiate bonds, mortgages, security interests, bills of exchange, promissory notes or other obligations or negotiable instruments.

(e) To unlimitedly conduct its business in all its branches, have one or more offices, and to exercise its powers and accomplish its objects in any State, Territory or Possession of the Unites States of America and in any foreign country or part of the world.

(f) To do any and all things herein set forth, to the same extent as natural persons might or could do, as principal, agent, factor, correspondent, trustee or otherwise, and to do all and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes or the attainment of any one or more of the objects herein enumerated or the exercise of the powers herein set forth or which shall at any time appear conducive or expedient for the protection or benefit of the corporation, with all the powers now or hereafter to be conferred upon this corporation by the laws of New Jersey.

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SIXTH: All of the foregoing shall be construed both as objects and powers and it is hereby expressly provided that the foregoing enumeration of powers shall not be held to limit or restrict in any manner the powers or objects of this corporation.

SEVENTH: The total authorized capital stock of this corporation is 1,000 shares no par value all of which may be issued by the corporation from time to time and for such consideration as may be determined and fixed by the By-Laws of this corporation and as provided by law.

EIGHTH: The names and post-office addresses of the incorporators and the number of shares subscribed for by each, the aggregate of which is the amount of capital stock with which this corporation will commence business, are as follows:

Name	Post Office Address	Number of Shares
ANTHONY CAPONE	73 Carlton Ave. Port Washington, L.I.	1
BENDETTO ALOI	115-34 117 St. Ozone Park, L.I.	1
SOSO COKINOS	178 River St. Paterson, New Jersey	1

NINTH: The period of existence of this corporation is unlimited.

In Witness Whereof, we have hereunto set our hands and seals the 30th day of November 1968.

Signed, Sealed and Delivered in the Presence of

L.S.
L.S.
L.S.

State of New Jersey,	)
County of	) ss.:

3

Be it remembered that on this 30th day of November 1968, before me, the subscriber, an attorney of New Jersey personally appeared ANTHONY CAPONE, BENDETTO ALOI and SOSO COKINOS who, I am satisfied, are the persons named in and who executed the within Instrument, and thereupon acknowledged that they signed, sealed and delivered the same as act and deed, for the uses and purposes therein expressed.

4

S111579 Certificate of Incorporation of B & B SANITATION SERVICE, INC Dated 19	[FILED AND RECORDED FEB 18 1969 SECRETARY OF STATE]

SOSO COKINOS

178 River St.

Paterson, N.J.

07501

422244

STATE OF NEW JERSEY

DEPARTMENT OF TREASURY

FILING CERTIFICATION (CERTIFIED COPY)

VEOLIA ES SOLID WASTE OF NJ, INC.

1044750000

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department a Certificate of Incorporation on February 18th, 1969 and that the attached is a true copy of this document as the same is taken from and compared with the original(s) filed in this office and now remaining on file and of record.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 2nd day of November, 2012

Andrew P Sidamon-Eristoff State Treasurer

Certificate Number: 126434581

Verify this certificate online at

https://wwwl.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION

OF

B & B SANITATION SERVICE, INC.

The location of the principal office in this State is at No. 178 River Street, Paterson, New Jersey.

The name of the agent therein and in charge thereof, upon whom process against this corporation may be served is Raymond Vivino.

The Board of Directors of B & B Sanitation Service, Inc., a corporation of New Jersey on this 4th day of December 1972, do hereby resolve and declare that it is advisable that the name of the corporation be amended to A. CAPONE SANITATION, INC., and for that purpose do amend Article 1 of the Certificate of Incorporation to read as follows: “The name of the corporation is A. CAPONE SANITATION, INC.”; and

For the purpose aforementioned, we do hereby call a meeting of the stockholders to be held at the company’s offices in the City of Paterson, County of Passaic and State of New Jersey, on the 4th day of December, 1972, to take action upon the resolution.

The Board of Directors of B & B Sanitation Service, Inc., a corporation of New Jersey on this 4th day of December 1972, do hereby resolve and declare that it is advisable that the name of the agent therein and in charge thereof, upon whom process against this corporation may be served be amended to Anthony Capone, and for that purpose do amend Article 3 of the Certificate of Incorporation to read as follows: “The name of the agent therein and in charge thereof upon whom process against this corporation may be served is Anthony Capone”; and

For the purpose aforementioned, we do hereby call a meeting of the stockholders to be held at the company’s offices in the City of Paterson, County of Passaic and State of New Jersey, on the 4th day of December, 1972, to take action upon the resolution.

CERTIFICATE OF CHANGE

B & B SANITATION SERVICE, INC., a corporation of New Jersey, doth hereby certify that it has resolved and declared that it is advisable that the name of the corporation be amended to A. CAPONE SANITATION, INC., and for that purpose to amend Article 1 of the Certificate of Incorporation to read as follows: “The name of the corporation is A. CAPONE SANITATION, INC.”

B & B SANITATION SERVICE, INC., a corporation of New Jersey, doth hereby certify that it has resolved and declared that it is advisable that the registered agent of the corporation be amended to Anthony Capone, and for that purpose to amend Article 3 of the Certificate of Incorporation to read as follows: “The name of the agent therein and in charge thereof upon whom process against this corporation may be served is Anthony Capone.”

Said amendments having been declared by resolutions of the Board of Directors of said corporation (above recited) to be advisable and having been duly and regularly assented to by the vote of two-thirds in interest of each class of stockholders having voting powers, at a meeting duly called by the Board of Directors for that purpose.

IN WITNESS WHEREOF, said corporation has made this certificate under its seal and the hands of its President and Secretary, the 4th day of December, 1972.

LS
ANTHONY CAPONE, President

2

LS
ATTEST:	DOMINICK CAPONE, Secretary

DOMINICK CAPONE, Secretary

3

STATE OF NEW JERSEY	)
) ss:
COUNTY OF PASSAIC	)

BE IT REMEMBERED, that on this 4th day of December, 1972, before me, the subscriber, a Notary Public of New Jersey, personally appeared Dominick Capone, Secretary of B & B Sanitation Service, Inc., the corporation named in and which executed the foregoing certificate, who, being by me duly sworn according to law, does depose and say that, and make proof to my satisfaction that he is, the Secretary of said corporation; that the seal affixed to said corporation certificate is the corporate seal of said corporation, the same being well known to him; that it affixed by order of said corporation; that Anthony Capone is President of said corporation and signed said certificate and affixed said seal thereto, and delivered said certificate by authority of the Board of Directors and with the assent of at least two-thirds in interest of each class of stockholders of said corporation having voting powers, as and for his voluntary act and deed and the voluntary act and deed of said corporation, in the presence of deponent who thereupon subscribed his name thereto as witness and

He further states that the assent hereto appended is signed by at least two-thirds in interest of each class of stockholders of said corporation having voting powers in person.

LS
Dominick Capone
Subscribed and sworn before me this 4th day of December, 1972

NORM GIAQUINTO WEINBERGER NOTARY PUBLIC OF NEW JERSEY My Commission Expires April 18, 1976

STOCKHOLDERS ASSENT TO CHANGE

We, the following, being two-thirds in interest of B & B Sanitation Service, Inc., having a meeting regularly called for the purpose, voted unanimously in favor of said changes, and do now, pursuant to the statute, hereby give our unanimous written assent to said changes.

WITNESS, our hands, this 4th day of December, 1972.

STOCK HOLDER	NO. OF SHARES Total number of Shares Outstanding and Entitled to Vote and Voted in Favor of the Amendment Changes. 100

Anthony Capone

S111579

FILED AND RECORDED
DEC 22 1972

LICENSE FEE	None

FILING FEE	35.00

RECORDING	—

CERTIFYING COPY	—

SEC. OF STATE	—	139523

	$35.00

	W.S.

KRUGMAN, CHAPNICK

GRINSHAW & DUBOW

262 MAIN ST

PATERSON NJ

07505

STATE OF NEW JERSEY

DEPARTMENT OF TREASURY

FILING CERTIFICATION (CERTIFIED COPY)

VEOLIA ES SOLID WASTE OF NJ, INC.

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the Certificate Of Name Change as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 2nd day of November, 2012

Andrew P Sidamon-Eristoff State Treasurer

Certificate Number: 126434604

Verify this certificate online at

https://wwwl.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

[FILED DEC 5 1991]

CERTIFICATE OF AMENDMENT

TO THE

CERTIFICATE OF INCORPORATION

OF

A. CAPONE SANITATION, INC.

To:	The Secretary of State

State of New Jersey

Pursuant to the provisions of Section 14A:9-1(2), Section 14A:9-2(4) and Section 14A:9-4(3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1. The name of the corporation is A. Capone Sanitation, Inc., to be hereinafter known as ACS Services, Inc.

2. The following Amendment to the Certificate of Incorporation was approved by the directors and thereafter duly approved and adopted by the shareholders of the corporation on November 26th, 1991.

RESOLVED, that Article FIRST of the Certificate of Incorporation be amended to read as follows: The name of the corporation is ACS Services, Inc.

3. The number of shares outstanding at the time of the adoption of the Amendment was 100. The total number of shares entitled to vote thereon was 100. Those classes and shares entitle to vote thereon are as follows:

Common Stock         100

4. The number of shares voting for and against such Amendments is a follows:

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
100	NONE

5. The effective date of this Amendment to the Certificate of Incorporation shall-be the date when this Certificate is filed with the Secretary of State of New Jersey.

Dated this 26 day of November, 1991

A. CAPONE SANITATION, INC. to be hereinafter known as ACS SERVICES, INC.

By:
Philip Capone, Vice President

STATE OF NEW JERSEY	)
) ss:
COUNTY OF PASSAIC	)

BE IT REMEMBERED that on this 26th day of November, 1991, before me, the subscriber, a Notary Public of New Jersey, personally appeared Philip Capone who I am satisfied is the person mentioned in the within instrument, and thereupon he acknowledged that he signed, sealed, and delivered the same as his act and deed, for the uses and purposes therein expressed.

A Notary Public of New Jersey

STATE OF NEW JERSEY

DEPARTMENT OF TREASURY

FILING CERTIFICATION (CERTIFIED COPY)

VEOLIA ES SOLID WASTE OF NJ, INC.

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the Certificate Of Name Change as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 2nd day of November, 2012

Andrew P Sidamon-Eristoff State Treasurer

Certificate Number: 12643611

Verify this certificate online at

https://wwwl.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

C-102A Rev 12/93

New Jersey Division of Revenue

Certificate of Amendment to the Certificate of Incorporation

(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations, General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1. The name of the corporation is: Onyx Waste Services, Inc.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 31st day of December, 2005

Resolved, that Article FIRST of the Certificate of Incorporation be amended to read as follows:

The name of the corporation is: Veolia ES Solid Waste of NJ, Inc.

3. The number of shares outstanding at the time of the adoption of the amendment was: 60

The total number of shares entitled to vote thereon was: 60

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).

4. The number of shares voting for and against such amendment is as follows: (if the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class and series voting for and against the amendment, respectively).

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
60	NONE

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the manner in which the same shall be effected. (Omit if not applicable). N/A

6. Other provisions: (Omit if not applicable).

This Certificate of Amendment to the Certificate of Incorporation has a delayed effective date of July 1, 2006.

By:
Michael K Slattery, VP & Sec. (Signature)

Dated this 8th day of June, 2006

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

2

STATE OF NEW JERSEY

DEPARTMENT OF TREASURY

FILING CERTIFICATION (CERTIFIED COPY)

VEOLIA ES SOLID WASTE OF NJ, INC.

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the Certificate Of Name Change as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 2nd day of November, 2012

Andrew P Sidamon-Eristoff State Treasurer

Certificate Number: 126434628

Verify this certificate online at

https://wwwl.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

Appendix 1

[FILED DEC 28 2000]

CERTIFICATE OF MERGER

OF

PENPAC, INC., NICHOLAS ENTERPRISES, INC.,

ADVANCED WASTE TECHNOLOGY, INC., BARAY, INC.,

IORIO CARTING, INC., HERITAGE RECYCLING, INC.,

RECYCLING TECHNIQUES, INC. AND EASTERN WASTE SERVICES CORP.

INTO AND WITH

ACS SERVICES, INC.

The undersigned, pursuant to Section 14A:10-1 and 14A:10-4.1 of the New Jersey Business Corporation Act, does hereby certify as follows:

1. PenPac, Inc., Nicholas Enterprises, Inc., Advanced Waste Technology, Inc., Baray, Inc., Iorio Carting, Inc., Heritage Recycling, Inc., Recycling Techniques, Inc., Eastern Waste Services Corp. and ACS Services, Inc. were each incorporated under the laws of the State of New Jersey.

2. PenPac, Inc., Nicholas Enterprises, Inc., Advanced Waste Technology, Inc., Baray, Inc., Iorio Carting, Inc., Heritage Recycling, Inc., Recycling Techniques, Inc. and Eastern Waste Services Corp. (the “Merged Corporations”) are to be merged into and with ACS Services, Inc. (the “Surviving Corporation”) pursuant to an Agreement and Plan of Merger, dated as of December 11, 2000 (the “Plan of Merger”); ACS Services, Inc. shall be the surviving corporation. Pursuant to the Amended and restated Certificate of Incorporation of the Surviving corporation adopted with the Plan of Merger, the name of the Surviving Corporation is changed to Onyx Waste Services, Inc. A copy of the Plan of Merger is attached hereto as Schedule A and is hereby incorporated herein by reference.

3. As to each corporation whose shareholders are entitled to vote, the number of shares entitled to vote, and the number and designation of the shares of any class or series entitled to vote as a class, are as follows:

Name of Corporation	Total Number of Shares Entitled to Vote	Designation of Each Class or Series Entitled to Vote as a Class (if any)	Number of Shares Entitled to Vote of Each Such Class or Series (if any)
PenPac, Inc	400	Common	400
Nicholas Enterprises Inc.	300	Common	300
Advanced Waste Technology, Inc.	100	Common	100

Name of Corporation	Total Number of Shares Entitled to Vote	Designation of Each Class or Series Entitled to Vote as a Class (if any)	Number of Shares Entitled to Vote of Each Such Class or Series (if any)
Baray, Inc.	2,000	Common	2,000
Iorio Carting, Inc.	100	Common	100
Heritage Recycling, Inc.	100	Common	100
Recycling Techniques, Inc.	200	Common	200
Eastern Waste Services Corp.	1,000	Common	1,000

[S886901/J1688138]	[1044750000]

As to each corporation whose shareholders are entitled to vote, the number of shares voted “FOR” and “AGAINST” the Agreement and Plan of Merger, respectively, respectively, are as follows:

Name of Corporation	Total Shares Voted “FOR”	Total Shares Voted “AGAINST”	CLASS
PenPac, Inc. 0100307113	400	0	Common
Nicholas Enterprises Inc. 6521017000	300	0	Common
Advanced Waste Technologies, Inc. 5161817500	100	0	Common
Baray, Inc. 0100167709	2,000	0	Common
Iorio Carting, Inc. 0100213484	100	0	Common
Heritage Recycling, Inc. 0100267990	100	0	Common
Recycling Techniques, Inc. 0100256399	200	0	Common
Eastern Waste Services Corp. 3894370000	1,000	0	Common

4. The only shares of the Surviving Corporation entitled to vote on the Plan of Merger are 60 shares of common stock, no par value, 60 of which were voted FOR the Plan of Merger and none of which were voted AGAINST the Plan of Merger by a unanimous consent of shareholders dated as of December 11, 2000.

2

5. The merger of the Merged Corporations into and with the Surviving Corporation shall become effective upon the filing with the Department of Treasury of the State of New Jersey in accordance with the New Jersey Business Corporation Act of this Certificate of Merger.

6. The Certificate of Merger of the Surviving Corporation shall be amended and restated, at and as of the date of the filing hereof as set forth in Schedule B.

IN WITNESS WHEREOF, the undersigned corporations have caused this Certificate of Merger to be executed on their behalf as of this 11th day of December, 2000.

PENPAC, INC.			HERITAGE RECYCLING, INC.

By:			By:
	Name:	G.W. Dietrich		Name:	G.W. Dietrich
	Title:	President		Title:	President

NICHOLAS ENTERPRISES, INC.			RECYCLING TECHNIQUES, INC.

By:			By:
	Name:	G.W. Dietrich		Name:	G.W. Dietrich
	Title:	President		Title:	President

ADVANCED WASTE TECHNOLOGY, INC.			EASTERN WASTE SERVICES CORP.

By:			By:
	Name:	G.W. Dietrich		Name:	G.W. Dietrich
	Title:	President		Title:	President

BARAY, INC.			ACS SERVICES, INC.

By:			By:
	Name:	G.W. Dietrich		Name:	G.W. Dietrich
	Title:	President		Title:	President

3

IORIO CARTING, INC.

By:
	Name:	G.W. Dietrich
	Title:	President

4

AGREEMENT AND PLAN OF MERGER

OF

PENPAC, INC., NICHOLAS ENTERPRISES, INC.,

ADVANCED WASTE TECHNOLOGY, INC., BARAY, INC.,

IORIO CARTING; INC., HERITAGE RECYCLING, INC.,

RECYCLING TECHNIQUES, INC. AND EASTERN WASTE SERVICES CORP.

INTO AND WITH

ACS SERVICES, INC.

FIRST: (a) The names of each of the constituent corporations to the merger are:

PenPac, Inc., Nicholas Enterprises, Inc., Advanced Waste Technology, Inc., Baray, Inc., Iorio Carting, Inc., Heritage Recycling, Inc., Recycling Techniques, Inc. and Eastern Waste Services Corp., each New Jersey corporations (the “Merged Corporations”); and

ACS Services, Inc., a New Jersey corporation (the “Surviving Corporation”; the Merged Corporations and the Surviving Corporation are hereinafter sometimes jointly referred to as the “Constituent Corporations”).

(b) The Merged corporations shall be merged into and with the Surviving Corporation.

SECOND: The terms and conditions of the merger are as follows:

(a) The Agreement and Plan of Merger shall take effect and be deemed and be taken to be the agreement and act of merger of the Constituent Corporations, and the merger contemplated hereby shall become effective (the “Effective Date”) upon the filing with the Department of Treasury of the State of New Jersey, in accordance with the New Jersey Business Corporation Act the Certificate of Merger, substantially in the form annexed hereto as Appendix 1.

(b) In furtherance, and not in limitation, of any provision of the Now Jersey Business Corporation Act, on the Effective Date, the separate existence of each of the Merged Corporations shall cease and such corporations shall be merged with and into the Surviving Corporation in accordance with this Agreement and Plan of Merger, and the Surviving Corporation shall survive such merger and shall continua in existence and shall, without transfer, succeed to and possess all rights, privileges, immunities, powers and purposes of each of the Constituent Corporations. All of the property, real and personal, rights, privileges, immunities, powers, purposes, franchises, licenses, registrations, causes of action, and every other asset of the Merged Corporations, shall be transferred to, vest in, and devolve upon the Surviving Corporation, without further act or deed, as of the Effective Date. The Surviving Corporation shall assume and be liable for all of the liabilities and obligations of each of the Merged Corporations as of the Effective Date.

(c) The Certificate of Incorporation of the Surviving Corporation shall be and is amended and restated, on and as of the Effective Date (as hereinafter defined), as set forth in Appendix 2. Such amendment includes a change in the name of the Surviving Corporation from ACS Services, Inc. to Onyx Waste Services, Inc.

(d) Until altered, amended or repealed, the By-Laws of the Surviving Corporation, as in effect at the Effective Date, shall be and remain the By-Laws of the Surviving Corporation. The first annual meeting of the shareholders of the Surviving Corporation held after the Effective Date shall be the next annual meeting provided by the By-Laws of the Surviving Corporation. All persons who on the Effective Date shall be the officers of the Surviving Corporation shall be and remain like officers of the Surviving Corporation until the board of directors of the Surviving Corporation shall elect their respective successors. The first regular meeting of the board of directors of the Surviving Corporation held after the Effective Date shall be the next regular meeting provided by the By-Laws of the Surviving Corporation.

(e) The Surviving Corporation shall pay all expenses of carrying this Agreement and Plan of Merger into effect and of accomplishing this merger.

THIRD: The designation and number of outstanding shares of the Constituent Corporations are as follows:

Name of Constituent Corporation	Designation of Stock	Number of Shares Outstanding
PenPac, Inc.	Common	400
Nicholas Enterprises, Inc.	Common	300
Advanced Waste Technology, Inc.	Common	100
Baray, Inc.	Common	2,000
Iorio Carting, Inc.	Common	100
Heritage Recycling, Inc.	Common	100
Recycling Techniques, Inc.	Common	200
Eastern Waste Services Corp.	Common	1,000
ACS Services, Inc.	Common	60

On the Effective Date, each shares of stock of each of the Merged Corporations shall be converted into and exchanged for one (1) share of the common stock of the Surviving Corporation, with fractional shares being disregarded, and all shares of each of the Merged Corporations shall be canceled and shall cease to exist. On the Effective Date, each share of stock of the Surviving Corporation issued and outstanding shall continue to be issued and outstanding and shall not be converted or exchanged.

2

IN WITNESS WHEREOF, the parties hereto have duly executed this Plan of Merger as of this 11th day of December, 2000.

PENPAC, INC.			HERITAGE RECYCLING, INC.

By:			By:
	Name:	G.W. Dietrich		Name:	G.W. Dietrich
	Title:	President		Title:	President

NICHOLAS ENTERPRISES, INC.			RECYCLING TECHNIQUES, INC.

By:			By:
	Name:	G.W. Dietrich		Name:	G.W. Dietrich
	Title:	President		Title:	President

ADVANCED WASTE TECHNOLOGY, INC.			EASTERN WASTE SERVICES CORP.

By:			By:
	Name:	G.W. Dietrich		Name:	G.W. Dietrich
	Title:	President		Title:	President

BARAY, INC.			ACS SERVICES, INC.

By:			By:
	Name:	G.W. Dietrich		Name:	G.W. Dietrich
	Title:	President		Title:	President

IORIO CARTING, INC.

By:
	Name:	G.W. Dietrich
	Title:	President

3

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF ONYX WASTE SERVICES, INC.(PREVIOUSLY

KNOWN AS ACS SERVICES, INC.)

TO:	Department of Treasury

State of New Jersey

ACS SERVICES, INC., a corporation organized under the laws of the State of New Jersey on February 18, 1969 (the “Corporation”), hereby amends and restates its Certificate of Incorporation to change its name to Onyx Waste Services, Inc. and to embody in one document its original certificate, and any prior and current amendments, pursuant to the provisions of Section 14A:9-5 of the New Jersey Business Corporation Act.

The Corporation hereby certifies the following which (i) sets forth in full its Certificate of Incorporation as of this date, and (ii) supercedes and replaces its original Certificate of Incorporation and any amendments filed prior to the date hereof:

FIRST: The name of the Corporation is Onyx Waste Services, Inc., The Corporation was formerly known as ACS Services, Inc., which name is being changed by the filing of this Amended and Restated Certificate.

SECOND: The address of the corporation’s current registered office in this State is 820 Bear Tavern Road, West Trenton, New Jersey 08628.

THIRD: The name of the agent therein and in charge thereof, upon whom process against this corporation may be served, is Corporation Trust Company.

FOURTH: The purpose or purposes for which this corporation is formed are to engage in any activity within the purposes for which corporations may be organized under the New Jersey Business Corporation Act.

FIFTH: The total authorized capital stock of this corporation is 20,000 shares no par value, all of which may be issued by the corporation from time to time and for such consideration as may be determined and fixed by the By-Laws of this corporation and as provided by law.

SIXTH: The number of directors constituting the current board of Directors is two. The names and addresses of the directors are as follows:

Name	Address
G.W. Dietrich George K. Farr	Superior Services, Inc. One Honey Creek Corporation Center 125 South 84th Street, Suite 200 Milwaukee, WI 53214

SEVENTH: The period of existence of this corporation is unaudited.

EIGHTH: The Corporation shall, to the fullest extent permitted by Section 14A:3-5 of the New Jersey Business Corporation Act, as the same may be amended and supplemented, indemnify any and all corporate agents whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, or other matters referred to in or covered by said Section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any By-Law, agreement, vote of shareholders, or otherwise, and shall continue as to a person who has ceased to be a corporate agent and shall inure to the benefit of the heirs, executors, administrators, and personal representatives of such a corporate agent. The term “corporate agent” as used herein shall nave the meaning attributed to it by Sections 14A:3-5 and 14A:5-21 of the New Jersey Business Corporation Act and by any other applicable provision of law. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by Section 14A:2-7(3) of the New Jersey Business Corporation Act, as the same may be amended and supplemented.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed on its behalf by its President.

ACS SERVICES, INC.

By:
G.W Dietrich, President

DATED: December 11, 2000

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CERTIFICATE REQUIRED TO BE FILED WITH THE

RESTATED CERTIFICATE OF INCORPORATION

New Jersey Department of the Treasury

Division of Revenue

Pursuant to Section 14A:9-5 (5), Corporations General, of the New Jersey Statutes, the undersigned corporation hereby executes the following certificate:

1. Name of Corporation: Onyx Waste Services, Inc.

2. This Restated Certificate of Incorporation was Adopted on the 11th day of December 2000.

3. This Restated Certificate of Incorporation remixes and integrates and further amends the Certificate of Incorporation of this corporation.

This Restated and Amended Certificate of Incorporation shall be effective as of the date of filing.

ACS SERVICES, INC.

By:
G.W Dietrich, President

ACS SERVICES, INC.

JOINT UNANIMOUS WRITTEN CONSENT

OF THE

BOARD OF DIRECTORS AND SOLE SHAREHOLDER

IN LIEU OF MEETING

The undersigned, constituting the entire Board of Directors and sole shareholder of ACS Services, Inc., a New Jersey corporation (the “Corporation”), pursuant to the laws of the State of New Jersey, hereby waive a formal meeting of the Board of Directors and Shareholders of the Corporation and do hereby consent to, authorize and approve the following actions and do hereby adopt the following resolutions in lieu of a Special Meeting of the Board of Directors and Shareholders (pursuant to and in accordance with Section 14A:5-6 of the New Jersey Business Corporation Act):

WHEREAS, the Board of Directors and sole shareholder of this Corporation have determined that the merger of PenPac, Inc., Nicholas Enterprises, Inc., Advanced Waste Technology, Inc., Baray, Inc., Iorio Caning, Inc., Heritage Recycling, Inc., Recycling Techniques, Inc. and Eastern Waste Services Corp. (collectively, the “Merging Corporations”) into and with this Corporation, in accordance with the provisions of Section 14A:10-1 of the Business Corporation Act of the State of New Jersey (the “Act”), is in the best interests of this Corporation;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors and sole shareholder of this Corporation hereby approve and adopt the form, terms and provisions of the proposed Agreement and Plan of Merger (the “Plan of Merger”) among this Corporation and each of the Merging Corporations for the merger of each of such corporations into and with this Corporation, all as more fully set forth in the form of the Plan of Merger submitted with this Consent, and authorize the consummation of the merger as contemplated therein including, without limitation, the attendant change of name of this Corporation to Onyx Waste Services, Inc.; and it is

FURTHER RESOLVED, that the appropriate officers of this Corporation be, and they hereby are, authorized and empowered to execute, deliver and perform the Plan of Merger, in the name and on behalf of this Corporation, in substantially the form presented herewith, together with such changes therein as such officer acting in the premises may approve upon the advice of counsel (as conclusively evidenced by his execution and delivery thereof); and it is

FURTHER RESOLVED, that the appropriate officers of this Corporation be, and they hereby are, authorized and empowered, if the Plan of Merger shall not have been previously terminated or abandoned, to file the Plan of Merger and/or a certificate setting forth the substance thereof, properly executed, with the appropriate officials in the State of New Jersey, together with such other agreements, certificates and papers as may be necessary or appropriate to permit the merger of the Merging Corporations into and with this Corporation pursuant to the Plan of Merger to become effective under the Act; and it is

FURTHER RESOLVED, that the appropriate officers of this Corporation be, and they hereby are, authorized and empowered to execute and deliver any and all notices, directions, instructions, authorization, orders, certificates, receipts and other documents, instruments and papers to take any and all such other actions as they or any of them may deem necessary or appropriate for the purpose of carrying out the intent of each and all of the foregoing resolutions and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by the execution and delivery thereof or their taking thereof; and it is

FURTHER RESOLVED, that the appropriate officers of this Corporation be, and they hereby are, authorized and empowered to deliver any of the foregoing resolutions, in the name and on behalf of this Corporation, duly certified by the Secretary of the Corporation to such persons as such officers may deem advisable; and it is

FURTHER RESOLVED, that the Secretary of this Corporation be, and he hereby is, directed to cause a copy of the Pleat of Merger presented with this Consent to be inserted into the minute book of this Corporation following this Consent.

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IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the 11th day of December 2000.

Superior Services, Inc. sole shareholder

By:
Name:
Title:

By:
G.W. Dietrich, Director

By:
George Farr, Director

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PENPAC, INC., NICHOLAS ENTERPRISES, INC.,

ADVANCED WASTE TECHNOLOGY, INC., BARAY, INC.,

IORIO CARTING, INC., HERITAGE RECYCLING, INC.,

RECYCLING TECHNIQUES, INC. AND EASTERN WASTE SERVICES CORP,

JOINT UNANIMOUS WRITTEN CONSENT

OF THE

BOARDS OF DIRECTORS AND SOLE SHAREHOLDERS OF EACH CORPORATION

IN LIEU OF MEETING

The undersigned, constituting the Boards of Directors and sole shareholders of each of PenPac, Inc., Nicholas Enterprises, Inc., Advanced Waste Technology Inc., Baray, Inc., Iorio Carting, Inc., Heritage Recycling, Inc., Recycling Techniques, Inc. and Eastern Waste Services Corp., each a New Jersey corporation (each, the “Corporation” and, collectively, the “Corporations”), pursuant to the laws of the State of New Jersey, hereby waive a formal meeting of their respective Boards of Directors and Shareholders and do hereby consent to, authorize and approve the following actions and do hereby adopt the following resolutions in lieu of a Special Meeting of the Board of Directors and Shareholders of each Corporation (pursuant to and in accordance with Section 14A:5-6 of the New Jersey Business Corporation Act):

WHEREAS, the Board of Directors and sole shareholder of each of the Corporations have determined that the merger of the Corporations into and with ACS Services, Inc. (“ACS”), in accordance with the provisions of Section 14A:10-1 of the Business Corporation Act of the State of New Jersey (the “Act”), is in the best interests of each of the Corporations;

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors and sole shareholder of each of the Corporations hereby approve and adopt the form, terms and provisions of the proposed Agreement and Plan of Merger (the “Plan of Merger”) among the Corporations and ACS for the merger of the Corporations into and with ACS, all as more fully set forth in the form of the Plan of Merger submitted with this Consent, and authorize the consummation of the merger as contemplated therein; and it is

FURTHER RESOLVED, that the appropriate officers of each of the Corporations be, and they hereby are, authorized and empowered to execute, deliver and perform the Plan of Merger, in the name and on behalf of their respective Corporation, in substantially the form presented herewith, together with such changes therein as such officer acting in the premises may approve upon the advice of counsel (as conclusively evidenced by his execution and delivery thereof); and it is

FURTHER, RESOLVED, that the appropriate officers of each of the Corporations be, and they hereby are, authorized and empowered, if the Plan of Merger shall not have been previously terminated or abandoned, to file the Plan of Merger and/or a certificate setting forth the substance thereof, properly executed, with the appropriate officials in the State of New Jersey, together with such other agreements, certificates and papers as may be necessary or appropriate to permit the merger of the Corporations into and with ACS pursuant to the Plan of Merger to become effective under the Act; and it is

FURTHER RESOLVED, that the appropriate officers of each of the Corporations be, and they hereby are, authorized and empowered to execute and deliver any and all notices, directions, instructions, authorization, orders, certificates, receipts and other documents, instruments and papers to take any and all such other actions as they or any of them may deem necessary or appropriate for the purpose of carrying out the intent of each and all of the foregoing resolutions and that the authority of such officers to execute and deliver any such documents, instruments and papers and to take any such other action shall be conclusively evidenced by the execution and delivery thereof or their taking thereof; and it is

FURTHER RESOLVED, that the appropriate officers of each of the Corporations be, and they hereby are, authorized and empowered to deliver any of the foregoing resolutions, in the name and on behalf of their respective Corporation, duly certified by the Secretary of their respective Corporation to such persons as such officers may deem advisable; and it is

FURTHER RESOLVED, that the Secretary of each of the Corporations be, and he hereby is, directed to cause a copy of the Plan of Merger presented with this Consent to be inserted into the minute book of his respective Corporation following this Consent.

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IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the 11th day of December, 2000.

SUPERIOR SERVICES, INC. sole shareholder of each corporation

By:
Name:
Title:

By:
G.W. Dietrich, Director

By:
George Farr, Director

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STATE OF NEW JERSEY

DEPARTMENT OF TREASURY

FILING CERTIFICATION (CERTIFIED COPY)

VEOLIA ES SOLID WASTE OF NJ, INC.

I, the Treasurer of the State of New Jersey, do hereby certify, that the above named business did file and record in this department the below listed document(s) and that the foregoing is a true copy of the Certificate Of Merger With Name Change as the same is taken from and compared with the original(s) filed in this office on the date set forth on each instrument and now remaining on file and of record in my office.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my Official Seal at Trenton, this 2nd day of November, 2012

Andrew P Sidamon-Eristoff State Treasurer

Certificate Number: 126434635

Verify this certificate online at

https://wwwl.state.nj.us/TYTR_StandingCert/JSP/Verify_Cert.jsp

[FILED DEC 07 2012]

[1044750000]

New Jersey Division of Revenue

Certificate of Amendment to the Certificate of Incorporation

(For Use by Domestic Profit Corporations)

Pursuant to the provisions of Section 14A:9-2 (4) and Section 14A:9-4 (3), Corporations General, of the New Jersey Statutes, the undersigned corporation executes the following Certificate of Amendment to its Certificate of Incorporation:

1. The name of the corporation is:

Veolia ES Solid Waste of NJ, Inc.

2. The following amendment to the Certificate of Incorporation was approved by the directors and thereafter duly adopted by the shareholders of the corporation on the 20th day of November, 2012.

Resolved, that Article FIRST of the Certificate of Incorporation be amended to read as follows:

The name of the Corporation is ADS Solid Waste of NJ, Inc.

3. The number of shares outstanding at the time of the adoption of the amendment was: 60

The total number of shares entitled to vote thereon was: 60

If the shares of any class or series of shares are entitled to vote thereon as a class, set forth below the designation and number of outstanding shares entitled to vote thereon of each such class or series. (Omit if not applicable).

N/A

4. The number of shares voting for and against such amendment is as allows: (If the shares of any class or series are entitled to vote as a class, set forth the number of shares of each such class series voting for and against the amendment, respectively).

Number of Shares Voting for Amendment	Number of Shares Voting Against Amendment
60	NONE

5. If the amendment provides for an exchange, reclassification or cancellation of issued shares, set forth a statement of the manner in which the same shall be effected. (Omit if not applicable). N/A

6. Other provisions: (Omit if not applicable). N/A

By:
(Signature) Vice President

Dated this 27th day of November, 2012

May be executed by the Chairman of the Board, or the President, or a Vice President of the Corporation.

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